Exhibit 4.4

Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) is entered into as of the 5th day of May, 2023.

BETWEEN:

UEX CORPORATION, a corporation existing under the federal laws of Canada (“UEX”);

AND

URANIUM ENERGY CORP., a corporation existing under the laws of the State of Nevada, U.S.A., (“UEC”);

AND

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada and authorized to carry on business in all provinces of Canada (the “Warrant Agent”)

WHEREAS:

A.    UEX entered into a warrant indenture with the Warrant Agent dated as of September 7, 2021 (the “Base Indenture”) governing the terms of certain warrants (the “UEX Warrants”) exercisable to acquire common shares in the capital of UEX (“UEX Shares”);

B.    On August 19, 2022, UEC acquired all of the issued and outstanding UEX Shares that it did not already own by way of a court-approved plan of arrangement under the provisions of the Canada Business Corporations Act (the “Arrangement”) pursuant to the terms and conditions of an arrangement agreement dated June 13, 2022, as amended on June 23, 2022, August 5, 2022 and August 15, 2022, (the “Arrangement Agreement”) among UEC, UEX and UEC 2022 Acquisition Corp., a wholly-owned subsidiary of UEC;

C.    Pursuant to the Arrangement, holders of UEX Shares received 0.09 of a common share of UEC (each whole common share of UEC, a “UEC Share”) for each UEX Share held (the “Exchange Ratio”) immediately prior to the effective time of the Arrangement, being 12:01 a.m. (Vancouver time) on August 19, 2022 (the “Effective Time”);

D.    Under the Arrangement, UEX and UEC acknowledged and agreed that the UEX Warrants remain outstanding and, immediately following the Effective Time, will be adjusted in accordance with the Base Indenture to account for the Arrangement;

E.    Pursuant to subsection 4.1(d) of the Base Indenture, any Registered Warrantholder (as defined in the Base Indenture) who has not exercised its right of acquisition prior to the effective date of the Arrangement (the “Effective Date”) is entitled to receive upon the payment of the Exercise Price (as defined in the Indenture), in lieu of the number of UEX Shares that prior to such Effective Date the Registered Warrantholder would have been entitled to receive, the number of UEC Shares that such Registered Warrantholder would have been entitled to receive on the Effective Date had such Registered Warrantholder been the registered holder of the number of UEX Shares to which prior to the Effective Date it was entitled to acquire upon the exercise of UEX Warrants;

F.    Subsection 8.1(a) of the Base Indenture permits UEX and the Warrant Agent to execute and deliver indentures or instruments supplemental to the Base Indenture for the purpose of setting forth any adjustments resulting from the application of the provisions of Article 4 of the Base Indenture and, pursuant to subsection 8.1 of the Base Indenture, UEX and UEC wish to enter into this First Supplemental Indenture to modify the provisions of the Base Indenture for the benefit of all holders of the UEX Warrants;

G.    UEC has agreed to execute and deliver this First Supplemental Indenture to, among other things, evidence its agreement to deliver, upon the exercise by a Registered Warrantholder, in lieu of each UEX Share to which such holder was entitled upon exercise, 0.09 UEC Shares, at the Exercise Price (as defined below);

H.    The execution and delivery of this First Supplemental Indenture (together with the Base Indenture, the “Indenture”) have been duly authorized by a resolution of the directors of UEX and UEC; and

I.    The foregoing recitals are made as statements of fact by UEX and not by the Warrant Agent.

NOW THEREFORE in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, UEX, UEC and the Warrant Agent covenant and agree, for the benefit of each other and for the equal and rateable benefit of the holders of UEX Warrants, as follows::

ARTICLE 1 INTERPRETATION

Section 1.1 – To Be Read With the Base Indenture

(a)         This First Supplemental Indenture is supplemental to the Base Indenture and the Base Indenture will henceforth be read in conjunction with this First Supplemental Indenture and all the provisions of the Base Indenture, except only insofar as the same may be inconsistent with the express provisions hereof, will apply and have the same effect as if all the provisions of the Base Indenture and of this First Supplemental Indenture were contained in one instrument and the expressions used herein will have the same meaning as is ascribed to the corresponding expressions in the Base Indenture. Each certificate or direct registration advice representing UEX Warrants will, after the Effective Time, be deemed to be revised as necessary to reflect the amendments to the Base Indenture set out in this Frist Supplemental Indenture.

(b)         On and after the date hereof, each reference in the Base Indenture, as amended by this First Supplemental Indenture, to “this Indenture”, “this indenture”, “herein”, “hereby”, and similar references, and each reference to the Base Indenture in any other agreement, certificate, document or instrument relating thereto, will mean and refer to the Base Indenture as amended hereby. Except as specifically amended by this First Supplemental Indenture, all other terms and conditions of the Base Indenture will remain in full force and unchanged. For greater certainty, each of UEX, UEC and the Warrant Agent acknowledge and agree that this First Supplemental Indenture is not a novation of the Base Indenture nor a substitution of UEC in place of UEX, and nothing herein will be read as any implication to the contrary.

1.2         Definitions

All terms which are defined in the Base Indenture and are used but not defined in this First Supplemental Indenture will have the meanings ascribed to them in the Base Indenture as such meanings may be amended or supplemented with respect to the Warrants by this First Supplemental Indenture. In the event of any inconsistency between the meaning given to a term in the Base Indenture and the meaning given to the same term in this First Supplemental Indenture, the meaning given to the term in this First Supplemental Indenture will prevail to the extent of the inconsistency.

1.3         Headings etc.

The division of this First Supplemental Indenture into articles, sections, subsections and paragraphs, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation hereof. Unless the context otherwise requires, “this First Supplemental Indenture”, “hereto”, “hereby”, “hereunder”, “hereof”, “herein” and similar expressions refer to this First Supplemental Indenture and not to any particular article, section, subsection, paragraph or other portion hereof, and include any and every instrument which amends this First Supplemental Indenture or is supplemental or ancillary hereto or in implementation hereof.

ARTICLE 2

ADJUSTMENT OF EXCHANGE BASIS

Section 2.1         Adjustment of Exchange Basis

Each of UEX, UEC and the Warrant Agent acknowledge and agree that, as and from the Effective Time, in accordance with the Arrangement and Section 4.1(d) of the Base Indenture, any Registered Warrantholder who exercises its right of acquisition shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of each UEX Share that prior to the Effective Time the Registered Warrantholder would have been entitled to receive, 0.09 UEC Share.

ARTICLE 3

OBLIGATION OF UEC TO ISSUE UEC SHARES

Section 3.1         Agreement to Issue Shares

(a)         UEC hereby agrees that UEC will issue and deliver UEC Shares on behalf of UEX upon any Warrantholder’s exercise of a UEX Warrant on the basis set out in this First Supplemental Indenture, with the intent and to the extent that any and all such obligations of UEX in respect of the issuance and delivery of Warrant Shares under the Indenture will be satisfied by the issuance or delivery by UEC of 0.09 of a UEC Share for each UEX Share.

(b)         Where the Base Indenture refers to Common Shares or an obligation of UEX to issue or deliver Common Shares, the provisions of the Base Indenture will be read mutatis mutandis to reflect that UEC will issue or deliver UEC Shares and not UEX and that references in the Base Indenture to the Common Shares will mean the UEC Shares, references to the holders of Common Shares will refer to the holders of UEC Shares, and references to the Corporation having an obligation to issue or deliver Common Shares will refer to UEC having an obligation to issue or deliver UEC Shares, as applicable.

(c)         Any issuance or delivery of UEC Shares by UEC pursuant to this First Supplement Indenture will be treated, for the purposes of the Base Indenture, as if issued or delivered by UEX and will have the same effect under the Base Indenture as if made by UEX.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.1         Specific Amendments

In addition to the amendments set out above, the following specific amendments are made to the following provisions of the Base Indenture:

(a)    The definition of Common Shares in Section 1.1 of the Base Indenture shall be replaced in its entirety with the following:

“Common Shares” means, prior to the Effective Time, common shares of UEX Corporation and, from and after the Effective Time, UEC Shares;

(b)    The definition of Current Market Price in Section 1.1 of the Base Indenture shall be replaced in its entirety with the following:

“Current Market Price” means, at any date, the volume weighted average price per share at which the Common Shares have traded:

(i)    on the TSX;

(ii)    if the Common Shares are not listed on the TSX, on the NYSE American or on any stock exchange upon which the Common Shares are listed as may be selected for this purpose by the board of directors of the Company, acting reasonably; or

(iii)  if the Common Shares are not listed on any stock exchange, on any over-the-counter market on which the Common Shares are trading, as may be selected for this purpose by the board of directors of the Company, acting reasonably, during the twenty (20) consecutive Trading Days (on each of which at least 100 Common Shares are traded in board lots) ending the third trading day before such date and the volume weighted average price shall be determined by (i) dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the trading days that occurred before the Effective Time after giving effect to the Exchange Basis of 0.09 UEC Shares for each one (1) UEX Share by the number of UEC Shares sold on said exchange or market, and (ii) dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the trading days that occurred on and after the Effective Time by the number of Common Shares sold on such exchange or market, or (iii) if not traded on any recognized market or exchange, as determined by the directors of Uranium Energy Corporation, acting reasonably;

(c)    The following definitions shall be added in Section 1.1 of the Base Indenture:

“Effective Time” means 12:01a.m. (Vancouver time) on August 19, 2022;

“UEC Shares” means the common shares in the capital of Uranium Energy Corporation; and

“UEX Shares” means the common shares in the capital of UEX Corporation;

(d)	Section 2.8(1) of the Base Indenture shall be replaced in its entirety with the following:

(1)

Neither the Warrants nor the Common Shares issuable upon exercise of the Warrants have been or will be registered under the U.S. Securities Act or under any United States state securities laws. The Warrantholder, or the Book Entry Participant on behalf of the beneficial owner of the Warrants, shall inform the Warrant Agent with respect to whether the Warrantholder is a U.S. Person, or holding the Warrants for the account or benefit of a U.S. Person, or a person in the United States. Following the receipt of such information, the Warrant Agent will inform the Corporation of the representations from the Warrantholder, or the Book Entry Participant on behalf of the beneficial owner of the Warrants, as to whether the Warrantholder is a U.S. Person, or holding the Warrants for the account or benefit of a U.S. Person, or a person in the United States. The Warrant Agent will only act on direction from the Corporation for the purposes of affixing any legends on the Warrant Certificate or making any determination regarding residency.

(a)

Any Warrant Certificate issued to, or for the account or benefit of, a U.S. Person, or a person in the United States, and each Warrant Certificate issued in exchange therefor or in substitution thereof shall be or be deemed to bear the following legend (or substantially equivalent language):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

provided, however, the legend may be removed by delivery to the Warrant Agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(b)

Any Warrant Certificate issued to a non-U.S. Person and not for the account or benefit of a U.S. Person, or a person in the United States, and each Warrant Certificate issued in exchange therefor or in substitution thereof shall be or be deemed to bear the following legend (or substantially equivalent language):

“THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”;

provided, however, the legend may be removed by delivery to the Warrant Agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(c)         All Warrants Certificates shall also bear or be deemed to bear the following legend:

“THESE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

The Warrant Agent shall be entitled to request any other documents that it may require in accordance with its internal policies for the removal of the legends set forth in (a) and (b) above.

(e)	Section 2.11(3) of the Base Indenture shall be replaced in its entirety with the following:

(3)	Warrant Certificates exchanged for Warrant Certificates shall bear the appropriate legend as set forth in Section 2.8(1).

(f)	Section 2.12 of the Base Indenture shall be replaced in its entirety with the following:

The Warrants may only be transferred on the register kept by the Warrant Agent at the Warrant Agency by the holder or its legal representative or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent and only upon an opinion of U.S. counsel of recognized standing in form and substance satisfactory to the Corporation and the Warrant Agent together with such additional documentation as the Corporation and the Warrant Agent may reasonably require.

(g)	Section 3.2 of the Base Indenture shall be replaced in its entirety with the following:

(1)

Other than Warrants held by the Depository, Registered Warrantholders of Warrant Certificates who wish to exercise the Warrants held by them in order to acquire Common Shares must complete the exercise form attached to the First Supplemental Indenture as Schedule “C” (the “Exercise Form”), which form may be amended by the Corporation with the consent of the Warrant Agent, if such amendment does not, in the reasonable opinion of the Corporation and the Warrant Agent, which may be based on the advice of Counsel, materially and adversely affect the rights, entitlements and interests of the Warrantholders, and deliver such certificate(s), the executed Exercise Form, any supporting documentation, if applicable, and a certified cheque, bank draft or money order payable to or to the order of the Uranium Energy Corp. for the aggregate Exercise Price to the Warrant Agent at the Warrant Agency. The Warrants represented by a Warrant Certificate shall be deemed to be surrendered upon personal delivery of such certificate, Exercise Form and aggregate Exercise Price or, if such documents are sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office referred to above.

(2)

A Registered Warrantholder of Uncertificated Warrants evidenced by a security entitlement in respect of Warrants must complete the Exercise Form and deliver the completed and executed Exercise Form, any supporting documentation, if applicable, and a certified cheque, bank draft or money order payable to or to the order of the Uranium Energy Corp. for the aggregate Exercise Price to the Warrant Agent at the Warrant Agency. The Uncertificated Warrants shall be deemed to be surrendered upon receipt of the Exercise Form, any supporting documentation, if applicable, and aggregate Exercise Price or, if such documents are sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office referred to above.

(3)

The Exercise Form referred to in this Section 3.2 shall be signed by the Registered Warrantholder, or its executors or administrators or other legal representatives or an attorney of the Registered Warrantholder, duly appointed by an instrument in writing satisfactory to the Warrant Agent.

(4)

Any exercise referred to in this Section 3.2 shall require that the entire Exercise Price for Common Shares subscribed must be paid at the time of subscription and such Exercise Price and original Exercise Form executed by the Registered Warrantholder, and any supporting documentation, if applicable, must be received by the Warrant Agent prior to the Expiry Time.

(5)

Warrants may only be exercised pursuant to this Section 3.2 by or on behalf of a Registered Warrantholder, as applicable, who makes the certifications set forth on the Exercise Form attached to the First Supplemental Indenture as Schedule “C”.

(6)

If the Exercise Form set forth in Schedule “C” to the First Supplemental Indenture shall have been amended, the Corporation shall cause the amended Exercise Form to be forwarded to all Registered Warrantholders.

(7)

Exercise Forms must be delivered to the Warrant Agent at any time during the Warrant Agent’s actual business hours on any Business Day prior to the Expiry Time. Any Exercise Form received by the Warrant Agent after business hours on any Business Day other than the Expiry Date will be deemed to have been received by the Warrant Agent on the next following Business Day.

(h)	Section 3.3 of the Base Indenture shall be replaced in its entirety with the following:

(1)

the Common Shares issuable upon exercise of the Warrants have not been registered and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, will be issued in reliance upon an exemption or exclusion from the registration requirements of the U.S. Securities Act and any applicable state securities laws; and therefore, any Common Shares issuable upon exercise of the Warrants are “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act.

If the Warrantholder is a U.S. Person or exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

provided, however, the legend may be removed by delivery to UEC’s transfer agent and UEC of an opinion of counsel, of recognized standing reasonably satisfactory to UEC, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

If the Warrantholder is outside of the United States and is not (A) a U.S. Person, or (B) exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”;

provided, however, the legend may be removed by delivery to UEC’s transfer agent and UEC of an opinion of counsel, of recognized standing reasonably satisfactory to UEC, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

UEC’s transfer agent shall be entitled to request any other documents that it may require in accordance with its internal policies for the removal of the legend set forth above;

(i)	Section 3.4 of the Base Indenture shall be replaced in its entirety with the following:

The Warrants may only be exercised by the Registered Warrantholder. If the Registered Warrantholder wants to transfer the Warrants, the Registered Warrantholder must comply with the requirements of Section 2.12. The Common Shares issued upon the exercise of Warrants are “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act. If the holder of Common Shares issued upon exercise of Warrants decides to offer, sell or otherwise transfer any of the Common Shares, such holder must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (c) and (d) above, it has prior to such sale furnished to the Corporation and the Corporation’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Corporation’s registrar and transfer agent.

(j)	Section 10.1(1)(a) of the Base Indenture shall be replaced in its entirety with the following:

i.    If to the Company, to:

Uranium Energy Corp.
Suite 1830, 1030 West Georgia Street
Vancouver, British Columbia, Canada, V6E 2Y3
Attention:         Amir Adnani, President and Chief Executive Officer
Facsimile:         [****]
Email:               [****]; and

with a copy (that will not constitute notice) to:

McMillan LLP
Royal Centre, 1055 West Georgia Street
Suite 1500, Vancouver, British Columbia, Canada, V6E 4N7
Attention:         Thomas J. Deutsch
Facsimile:         (604) 893-2679
Email:               thomas.deutsch@mcmillan.ca.

b.

Schedule “A” set out in the Base Indenture shall be deleted and replaced with Schedule “A” to the First Supplemental Indenture. Schedule “B” set out in the Base Indenture shall be deleted as it is no longer applicable and is replaced with Schedule “B” to the First Supplemental Indenture. Schedule “C” set out in the Base Indenture shall be deleted and replaced with Schedule “C” to the First Supplemental Indenture, which all Warrantholders exercising Warrants must complete, sign and return the Exercise Form to the Warrant Agent.

Section 4.2         Correspondence on Processing Exercise of Warrants

Upon receipt by the Corporation from the Warrant Agent of a completed Exercise Form from a Warrantholder along with confirmation from the Warrant Agent that it has received a certified cheque, bank draft or money order made payable to UEC, UEC shall provide an email “.pdf” copy of the signed treasury order that has been sent to UEC’s registrar and transfer agent to issue the Common Shares to such Warrantholder. Concurrently, the Warrant Agent shall mail to UEC the certified cheque, bank draft or money order that the Warrant Agent received as payment for the Exercise Price of the Common Shares being issued.

Section 4.3         Acceptance of Duties

The Warrant Agent hereby accepts the terms of this First Supplemental Indenture and the modifications of the terms under Base Indenture as declared and provided for herein, and the Warrant Agent agrees to perform the same upon the terms and conditions of the Indenture, as amended hereby, as agent for the various persons who shall from time to time be Warrantholders.

Section 4.4         Counterparts and Formal Date

This First Supplemental Indenture shall be effective as of the Effective Time. This First Supplemental Indenture may be executed in several counterparts, each of which when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed signature page to this First Supplemental Indenture by a party hereto by facsimile transmission or PDF shall be as effective as the delivery of a manually executed copy of this First Supplemental Indenture by such party.

Section 4.5         Applicable Law

This First Supplemental Indenture shall be construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.

[Remainder of page left intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

UEX CORPORATION

/s/ Amir Adnani
Name: Amir Adnani Title: President URANIUM ENERGY CORP.

/s/ Amir Adnani
Name: Amir Adnani Title: President & Chief Executive Officer

COMPUTERSHARE TRUST COMPANY OF CANADA, as Warrant Agent /s/ Sinead O'Doherty
Name: Sinead O'Doherty Title: Corporate Trust Officer /s/ Alan Zhang
Name: Alan Zhang Title: Associate Trust Officer

SCHEDULE “A”

FORM OF WARRANT

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 1:00 P.M. (VANCOUVER TIME) ON SEPTEMBER 7, 2024, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

For all certificated Warrants sold outside the United States and registered in the name of the Depository, include the following legend:

(INSERT IF BEING ISSUED TO CDS)UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. ("CDS") TO UEX CORPORATION (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

For all certificated Warrants sold in the United States or Warrants sold to U.S. Persons or for the account or benefit of U.S. Persons or persons in the United States, also include the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

For all certificated Warrants sold to a non-U.S. Persons and not for the account or benefit of a U.S. Persons, or a persons in the United States, also include the following legend:

“THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

For all certificated Warrants, also include the following legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THESE WARRANTS AND THE COMMON SHARES DELIVERABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

WARRANT

Of

UEX CORPORATION

(incorporated pursuant to the federal laws of Canada)

To acquire Common Shares of

URANIUM ENERGY CORP.

Warrant	Certificate for ♦ Warrants, each entitling

Certificate No. ♦	the holder to acquire 0.09 of one (1) Common Share (subject to adjustment as provided for in the Warrant Indenture (as defined below))

CUSIP: 902666148 ISIN: CA9026661483

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of common share purchase warrants (the “Warrants”) of UEX Corporation (the “Corporation”) specified above, and, as a result of the Arrangement (as defined below), is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture, to purchase at any time before 1:00 p.m. (Vancouver time) (the “Expiry Time”) on September 7, 2024 (the “Expiry Date”), 0.09 of one fully paid and non-assessable common share, par value US$0.001 per share, in the capital of Uranium Energy Corp. (“UEC”) (each such whole common share, a “Common Share”) for each Warrant subject to adjustment in accordance with the terms of the Warrant Indenture.

On August 19, 2022 (the “Effective Date”), UEC acquired, through its wholly-owned subsidiary (the “Purchaser”), all of the issued and outstanding common shares of the Corporation (“UEX Shares”) by way of a court-approved plan of arrangement (the “Arrangement”). Pursuant to the terms of the Arrangement, holders of UEX Shares received 0.09 of a Common Share for each UEX Share held (the “Exchange Ratio”), and the Corporation amalgamated with the Purchaser to form a wholly-owned subsidiary of UEC.

In accordance with the Warrant Indenture, after the Effective Date, each Warrant now entitles the registered holder to purchase the number of Common Shares equal to the product of (i) the number of UEX Shares that were issuable upon exercise of the Warrant immediately prior to the Effective Date multiplied by (ii) the Exchange Ratio of 0.09.

The right to purchase Common Shares may only be exercised by the Warrantholder within the time set forth above by:

(a)	duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b)

surrendering this warrant certificate (the “Warrant Certificate”), with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in the city of Vancouver, British Columbia, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Uranium Energy Corp. in an amount equal to the purchase price of the Common Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price payable for each 0.09 of a Common Share upon the exercise of Warrants shall be CAD$0.40 (the “Exercise Price”).

Certificates for the Common Shares subscribed for will be mailed to the persons specified in the Exercise Form at their respective addresses specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not so purchased. No fractional Common Shares will be issued upon exercise of any Warrant.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of September 7, 2021 between the Corporation and Computershare Trust Company of Canada, as Warrant Agent, as supplemented, to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder, by acceptance hereof, assents. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Common Shares as are purchasable under the Warrant Certificate(s) so exchanged.

Neither the Warrants nor the Common Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or U.S. state securities laws.

These Warrants may not be exercised in the United States or by or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States unless these Warrants and the Common Shares issuable upon exercise of these Warrants have been registered under the U.S. Securities Act and the applicable state securities legislation or an exemption from such registration requirements is available.

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Common Share upon the exercise of Warrants and the number of Common Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Common Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Vancouver, British Columbia, or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar. Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of May 5, 2023.

UEX CORPORATION

By:
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY

OF CANADA

By:

Authorized Signatory

FORM OF TRANSFER

To: Computershare Trust Company of Canada 3rd Floor, 510 Burrard Street

Vancouver, BC V6C 3B9

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

(print name and address) a total of          Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints          as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

The undersigned hereby certifies that (check either A or B, as applicable):

_______         (A)         if the Transferee is (i) a U.S. person, (ii) a person in the United States, or (ii) a person who is acting for the account or benefit of a U.S. person or a person in the United States, the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the Transferor has delivered or caused to be delivered a written opinion of U.S. legal counsel or recognized standing in form and substance reasonably acceptable to the Corporation and the transfer agent to such effect; OR

_______         (B)         the transfer of the Warrants is being made outside the United States in accordance with Rule 904 of Regulation S (“Regulation S”) under the U.S. Securities Act, and in compliance with all local laws and regulations, and the undersigned has delivered or caused to be delivered an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S and in accordance will all local laws and regulations.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

DATED this          day of                            , 20          .

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))

	)	Signature of Transferor

)

)

	)	Name of Transferor
Guarantor’s Signature/Stamp
)

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐   Gift                           ☐   Estate                      ☐ Private Sale                ☐  Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:
☐ CAD OR ☐ USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer.

Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

●

Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Some commercial banks, savings banks, credit unions, and broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

●

Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank, Canadian Imperial Bank of Commerce, National Bank of Canada, Bank of Montreal or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank, Canadian Imperial Bank of Commerce, National Bank of Canada, Bank of Montreal or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

●

Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank, Canadian Imperial Bank of Commerce, National Bank of Canada, Bank of Montreal or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank, Canadian Imperial Bank of Commerce, National Bank of Canada, Bank of Montreal or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Computershare is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

To:	Uranium Energy Corp. 1030 West Georgia Street, Suite 1830 Vancouver, B.C., Canada, V6E 2Y3

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Uranium Energy Corp. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the 7th day of September, 2021 issued by UEX Corporation (the predecessor) at the purchase price of CAD$0.40 per 0.09 of a Common Share (which number of Common Shares reflects the exchange ratio pursuant to the Arrangement Agreement between UEX Corporation, the Corporation and UEC 2022 Acquisition Corp., dated June 13, 2022, as amended on June 23, 2022, August 5, 2022 and August 15, 2022) if exercised on or before 1:00 p.m. (Vancouver time) on September 7, 2024, (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate or any applicable Warrant Indenture) and on and subject to the other terms and conditions specified therein and encloses herewith a certified cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in Canadian dollars or such United States dollar equivalent to be determined by the Corporation in writing to the Warrant Agent at such relevant time payable to or to the order of the Corporation in payment of the subscription price.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full and Social Security/Insurance Number (if applicable)	Address (include Postal/Zip Code)	Number of Common Shares

As at the time of exercise hereunder, the undersigned holder represents, warrants and certifies as follows (check one):

(A)

☐   the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this subscription form in the United States; OR

(B)

☐   the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

(C)

☐   if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act (“Regulation S”).

If the undersigned has checked box (A) immediately above the undersigned:

(a)	agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the six-month distribution compliance period set forth in Rule 903(b)(3) of Regulation S;

(b)

acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Common Shares shall bear the applicable restrictive legends substantially in the forms as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

provided, however, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(c)

has had full opportunity to (i) ask questions of, and to receive answers from the Corporation concerning the terms and conditions of the offering and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

(d)

is not aware of, and will not itself engage in, any form of “directed selling efforts” (as such term is defined in Regulation S under the U.S. Securities Act), including any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Common Shares in the United States;

(e)	is domiciled in the country set forth in the undersigned’s address appearing below on the signature page hereof for all purposes, including for the purposes of applicable securities laws;

(f)

agrees not to resell the Common Shares except (i) pursuant to registration under the U.S. Securities Act and any applicable state securities laws, (ii) pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, or (iii) pursuant to the provisions of Regulation S of the U.S. Securities Act;

(g)

subject to compliance with the Corporation’s constating documents and any other applicable agreements between the undersigned and the Corporation, the undersigned acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws;

(h)

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA and the USA PATRIOT Act. To the best of its knowledge: (i) none of the exercise price to be provided by the undersigned (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the undersigned; and (ii) it shall promptly notify the Corporation if the undersigned discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith; and

(i)

consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this exercise form or the Warrant Certificate.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned holder has indicated that the undersigned holder is a U.S. Accredited Investor by marking box (B) above, the undersigned holder additionally represents and warrants to the Corporation that:

1

the undersigned holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor;

3.

the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (c) and (d) above, it has prior to such sale furnished to the Corporation and the Corporation’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Corporation’s registrar and transfer agent;

3.

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Corporation has no obligation to register any of the Common Shares;

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear the applicable restrictive legends substantially in the forms as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

provided, however, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;;

6.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

7.

the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares;

8.

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA and the USA PATRIOT Act. To the best of its knowledge: (i) none of the exercise price to be provided by the undersigned (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the undersigned; and (ii) it shall promptly notify the Corporation if the undersigned discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith; and

9.

the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this exercise form or the Warrant Certificate.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this _________ day of _______________, 20___.

In the presence of:

Signature of Witness	Signature of holder

Witness’s Name	Name and Title of Authorized Signatory for the holder

Please print below your name and address in full.

Legal Name

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the exercise form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the certificates representing the Common Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Corporation.

If the Warrant Certificate and the exercise form are being forwarded by mail, registered mail must be employed.

__________

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of UEX Corporation, which are exercisable into Common Shares of URANIUM ENERGY CORP. (the “Corporation”) by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.

An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Corporation; or

_______ Category 16.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.

An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Corporation is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

__________

Schedule “B”

[Reserved.]

Schedule “C”

EXERCISE FORM

To:	Uranium Energy Corp. 1030 West Georgia Street, Suite 1830 Vancouver, B.C., Canada, V6E 2Y3

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Uranium Energy Corp. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the 7th day of September, 2021 issued by UEX Corporation (the predecessor) at the purchase price of CAD$0.40 per 0.09 of a Common Share (which number of Common Shares reflects the exchange ratio pursuant to the Arrangement Agreement between UEX Corporation, the Corporation and UEC 2022 Acquisition Corp., dated June 13, 2022, as amended on June 23, 2022, August 5, 2022 and August 15, 2022) if exercised on or before 1:00 p.m. (Vancouver time) on September 7, 2024, (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate or any applicable Warrant Indenture) and on and subject to the other terms and conditions specified therein and encloses herewith a certified cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in Canadian dollars or such United States dollar equivalent to be determined by the Corporation in writing to the Warrant Agent at such relevant time payable to or to the order of the Corporation in payment of the subscription price.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full and Social Security/Insurance Number (if applicable)	Address (include Postal/Zip Code)	Number of Common Shares

As at the time of exercise hereunder, the undersigned holder represents, warrants and certifies as follows (check one):

(A)

☐     the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this subscription form in the United States; OR

(B)

☐     the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

(C)

☐     if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act (“Regulation S”).

If the undersigned has checked box (A) immediately above the undersigned:

(a)	agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the six-month distribution compliance period set forth in Rule 903(b)(3) of Regulation S;

(b)

acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Common Shares shall bear the applicable restrictive legends substantially in the forms as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

provided, however, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(c)

has had full opportunity to (i) ask questions of, and to receive answers from the Corporation concerning the terms and conditions of the offering and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

(d)

is not aware of, and will not itself engage in, any form of “directed selling efforts” (as such term is defined in Regulation S under the U.S. Securities Act), including any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Common Shares in the United States;

(e)	is domiciled in the country set forth in the undersigned’s address appearing below on the signature page hereof for all purposes, including for the purposes of applicable securities laws;

(f)

agrees not to resell the Common Shares except (i) pursuant to registration under the U.S. Securities Act and any applicable state securities laws, (ii) pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, or (iii) pursuant to the provisions of Regulation S of the U.S. Securities Act;

(g)

subject to compliance with the Corporation’s constating documents and any other applicable agreements between the undersigned and the Corporation, the undersigned acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws;

(h)

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA and the USA PATRIOT Act. To the best of its knowledge: (i) none of the exercise price to be provided by the undersigned (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the undersigned; and (ii) it shall promptly notify the Corporation if the undersigned discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith; and

(i)

consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this exercise form or the Warrant Certificate.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned holder has indicated that the undersigned holder is a U.S. Accredited Investor by marking box (B) above, the undersigned holder additionally represents and warrants to the Corporation that:

2

the undersigned holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor;

3.

the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (c) and (d) above, it has prior to such sale furnished to the Corporation and the Corporation’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Corporation’s registrar and transfer agent;

3.

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Corporation has no obligation to register any of the Common Shares;

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear the applicable restrictive legends substantially in the forms as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

provided, however, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;;

6.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

7.

the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares;

8.

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA and the USA PATRIOT Act. To the best of its knowledge: (i) none of the exercise price to be provided by the undersigned (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the undersigned; and (ii) it shall promptly notify the Corporation if the undersigned discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith; and

9.

the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this exercise form or the Warrant Certificate.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this _________ day of _______________, 20___.

In the presence of:

Signature of Witness	Signature of holder

Witness’s Name	Name and Title of Authorized Signatory for the holder

Please print below your name and address in full.

Legal Name

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the exercise form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the certificates representing the Common Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Corporation.

If the Warrant Certificate and the exercise form are being forwarded by mail, registered mail must be employed.

__________

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of UEX Corporation, which are exercisable into Common Shares of URANIUM ENERGY CORP. (the “Corporation”) by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.

An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Corporation; or

_______ Category 16.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.

An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Corporation is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

__________